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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22595

FSI Low Beta Absolute Return Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Patricia M. Plavko, Esq.

Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450        Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(918) 585-5858

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Stockholders.

FSI LOW BETA ABSOLUTE RETURN FUND Annual Report August 31, 2015
Investment Adviser	Administrator
Financial Solutions, Inc.	Ultimus Fund Solutions, LLC
320 South Boston, Suite 1130	P.O. Box 46707
Tulsa, Oklahoma 74103	Cincinnati, Ohio 45246-0707
1-877-379-7380

This report and the financial statements contained herein are provided for the general information of the unitholders of the FSI Low Beta Absolute Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FSI LOW BETA ABSOLUTE RETURN FUND
LETTER TO OUR UNITHOLDERS

Unitholder Letter for Annual Report:

We are pleased to provide the annual report for the FSI Low Beta Absolute Return Fund (the “Fund”) for the twelve month reporting period ended August 31, 2015 (the “Period”). Please read on for Fund performance and a brief overview of the economic and market conditions during the Fund’s reporting period.

For the Period, the Fund posted a 1.04% return, compared to 2.15% for its benchmark, the HFRI Fund of Funds Diversified Index (the “Benchmark”). The Fund’s return includes the annual distribution payable to investors as of December 31, 2014. Since the Fund’s inception in July 2013, it has posted a cumulative return of 13.43%, compared to 10.22% for the Benchmark.

During the Period, we saw heightened volatility across most major asset classes driven by a multitude of global economic factors. Specifically, in the U.S. markets, investors wrestled with an array of familiar issues, including the valuation of the equity markets after a six year bull market, the potential of the Federal Reserves’ first interest rate increase in a number of years, and the impacts of a potential slowdown in Chinese growth. This was combined with other domestic economic issues, including a slowdown in corporate revenues, particularly in the energy sector, and deflation concerns driven by slow wage growth and declining commodity prices.

In Europe, volatility was driven by the possible default situation in Greece and uncertainty about the European Union going forward. Divisive political rhetoric and uncertainty drove investors away from “risk assets” given the possible contagion that would result from Greece leaving the European Union. However, over time, this volatility was somewhat mitigated by the European Central Bank’s move to finally undertake quantitative easing to help stabilize investor and market confidence.

More recently, volatility has been driven by concerns about the health of the global economy, particularly related to growth in China. These concerns are underpinned by not only commentary from global central bankers, which have highlighted the fragile nature of the global economy, but also by their actions, as dictated by the U.S. Federal Reserves continued delay of raising interest rates. This has led investors to question the true strength of the current global economy, resulting in significant market volatility.

As we look forward, we continue to believe that top-down, macroeconomic data, including global monetary policy, will drive performance of most major asset classes. We believe this will likely lead to continued market volatility. Market perceptions of the breadth of the U.S. economic recovery and the Federal Reserve’s decision to raise interest rates will have a significant impact on investor sentiment going forward. Additionally, investors will continue to ascertain the economic slowdown in China and the potential reverberations that it could have on the rest of the global economy. We believe this will potentially lead to trading opportunities for our underlying hedge fund managers.

FSI LOW BETA ABSOLUTE RETURN FUND
LETTER TO OUR UNITHOLDERS (Continued)

In closing, we are pleased with our current manager line-up and the performance of the Fund since inception. We believe the Fund is well positioned to take advantage of what we foresee as a volatile marketplace on a going forward basis. Specifically, the variety of hedge fund managers that we employ, and the various alternative investment strategies utilized by the Fund, should be able to benefit from numerous trading opportunities across asset classes.

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS A HIGH DEGREE OF RISK AND UNITS OF THE FUND ARE ONLY AVAILABLE FOR PURCHASE BY CERTAIN ELIGIBLE INVESTORS. IT IS POSSIBLE THAT AN INVESTOR MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. FOR A COMPLETE DESCRIPTION OF THE RISKS INVOLVED AND THE ELIGILIBITY CRITERIA FOR INVESTORS, PLEASE REFER TO THE FUND’S CURRENT PROSPECTUS.

A FUND UNITHOLDER DOES NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM OR REPURCHASE ITS UNITS AND MAY NOT HAVE ACCESS TO THE MONEY IT INVESTS FOR AN INDEFINITE PERIOD OF TIME. REPURCHASES WILL BE MADE AT SUCH TIMES, AND IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD OF TRUSTEES, IN ITS SOLE DISCRETION. FUND UNITS ARE NOT, AND ARE NOT EXPECTED TO BE, LISTED FOR TRADING ON ANY SECURITIES EXCHANGE AND, TO THE FUND’S KNOWLEDGE, THERE IS NO, NOR WILL THERE BE, A SECONDARY TRADING MARKET FOR THE UNITS. UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE FUND’S AGREEMENT AND DECLARATION OF TRUST, AS MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME. A UNITHOLDER SHOULD NOT EXPECT TO BE ABLE SELL ITS UNITS REGARDLESS OF HOW THE FUND PERFORMS. BECAUSE A UNITHOLDER MAY BE UNABLE TO SELL ITS UNITS, THE UNITHOLDER WILL BE UNABLE TO REDUCE ITS EXPOSOSURE TO THE FUND ON ANY MARKET DOWNTURN.

THE PAST PERFORMANCE OF ANY INVESTMENT, INVESTMENT STRATEGY, OR INVESTMENT STYLE IS NOT INDICATIVE OF FUTURE PERFORMANCE. RESULTS OF AN INVESTMENT IN THE FUND MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES FOR THE FUND INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AS APPLICABLE, AND ARE NET OF FEES. REFERENCES TO THE BENCHMARK ARE FOR COMPARATIVE PURPOSES ONLY.

THE VIEWS IN THIS REPORT ARE THOSE OF FINANCIAL SOLUTIONS, INC. (“FSI”), THE FUND’S INVESTMENT ADVISER. THESE VIEWS ARE FOR THE PERIOD ENDED AUGUST 31, 2015 AND MAY NOT REFLECT FSI’S VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER.

THE HFRI FUND OF FUNDS DIVERSIFIED INDEX REPRESENTS FUNDS OF FUNDS THAT EXHIBIT ONE OR MORE OF THE FOLLOWING CHARACTERISTICS: INVESTS IN A VARIETY OF STRATEGIES AMONG MULTIPLE MANAGERS; HISTORICAL ANNUAL RETURN AND/OR A STANDARD DEVIATION GENERALLY SIMILAR TO THE HFRI FUND OF FUND COMPOSITE INDEX; DEMONSTRATES GENERALLY CLOSE PERFORMANCE AND RETURNS DISTRIBUTION CORRELATION TO THE HFRI FUND OF FUND COMPOSITE INDEX. A FUND IN THE HFRI FUND OF FUND DIVERSIFIED INDEX TENDS TO SHOW MINIMAL LOSS IN DOWN MARKETS WHILE ACHIEVING SUPERIOR RETURNS IN UP MARKETS. FUNDS OF FUNDS INVEST WITH MULTIPLE MANAGERS THROUGH FUNDS OR MANAGED ACCOUNTS. THE STRATEGY DESIGNS A DIVERSIFIED PORTFOLIO OF MANAGERS WITH THE OBJECTIVE OF SIGNIFICANTLY LOWERING THE RISK (VOLATILITY) OF INVESTING WITH AN INDIVIDUAL PORTFOLIO MANAGER. THE FUND OF FUNDS MANAGER HAS DISCRETION IN CHOOSING WHICH STRATEGIES TO INVEST IN FOR THE PORTFOLIO.

FSI LOW BETA ABSOLUTE RETURN FUND
LETTER TO OUR UNITHOLDERS (Continued)

BETA IS A QUANTITATIVE MEASURE OF VOLATILITY OF A SECURITY OR STRATEGY RELATIVE TO A MARKET INDEX. AN INVESTMENT WITH A BETA LESS THAN 1.0 IS LESS VOLATILE THAN THE MARKET WHILE AN INVESTMENT WITH A BETA GREATER THAN 1.0 IS MORE VOLATILE THAN THE MARKET.

FSI LOW BETA ABSOLUTE RETURN FUND
SCHEDULE OF INVESTMENTS
August 31, 2015

Shares	Underlying Funds (a) - 89.5%	Value

Event Driven Strategies - 18.3%
43	Candlewood Structured Credit Harvest Fund, Ltd., Series 1	$539,774
25	Candlewood Structured Credit Harvest Fund, Ltd., Series 2	305,514
23	Candlewood Structured Credit Harvest Fund, Ltd., Series 3	288,040
14	Candlewood Structured Credit Harvest Fund, Ltd., Series 4	177,046
1,250	Corre Opportunities Offshore Fund, Ltd., Series AU 2015-05	1,213,378
1,087	GOCM Offshore Fund, Ltd., Class A, Series 2015 08	1,063,446
3,374	Pluscios Offshore Fund, SPC, Class F, Series 0713 (b)	3,548,496
900	Pluscios Offshore Fund, SPC, Class F, Series 0614 (b)	846,730
1,068	Scoggin Worldwide Distressed Fund Ltd., Class Q, Series 0913.1	1,111,603
		9,094,027
Global Macro Strategies - 3.6%
1,401	Centennial Global Macro Fund Segregated Portfolio, Series D 0713 (c)	1,454,938
305	Centennial Global Macro Fund Segregated Portfolio, Series D 0215 (c)	303,470
		1,758,408
Long/Short Equity Strategies - 13.9%
2,894	Eminence Fund, Ltd., Class A, Initial Series	2,223,185
553	Harvey SMidCap Offshore Fund, Ltd., Class A Sub-Class 1, Series 1	1,263,857
100	Harvey SMidCap Offshore Fund, Ltd., Class A Sub-Class 1, Series 0314	97,254
619	Marcato International Ltd., Class A, SubClass A1 Initial Series	966,978
270	Miura Global Fund, Ltd., Class AA Sub Class II, Initial Series	1,191,557
1,100	Tide Point Offshore Fund, Ltd., Class 1, Sub-Class A, June 2014	1,150,669
		6,893,500
Multi Strategies - 40.4%
1,051	Atlas Enhanced Fund, Ltd., Class B, Initial Series 0311	1,637,365
66,154	Lanx Offshore Partners, Ltd., Class A, Series 0114 III R8	7,299,126
1,303	Millenium International, Ltd., Class EE Sub Class III, Series 01A	2,410,979
32,607	Titan Masters International Fund, Ltd., Series D1-5	6,895,168
1,007	Whitebox Multi-Strategy Fund, Ltd., Class E, Series E-10	1,425,938
200	Whitebox Multi-Strategy Fund, Ltd., Class E, Series E-02-15	198,615
150	Whitebox Multi-Strategy Fund, Ltd., Class E, Series E-05-15	145,530
		20,012,721
Relative Value Strategies: Fixed Income Hedge and Fixed Income Arbitrage - 6.5%
1,038	BlackGold Opportunity Offshore Fund, Ltd., Class E - Unrestricted, Series 10/14	765,953
355	BlackGold Opportunity Offshore Fund, Ltd., Class E - Unrestricted, Series 2/15	262,032
875	Fundamental Credit Opportunities (Offshore), Ltd., Class A, Series FCO-OFF-B2	871,647
200	Fundamental Credit Opportunities (Offshore), Ltd., Class A, Series FCO-OFF-B4	200,478
7,073	Greylock Global Opportunity Fund (Offshore), Ltd., Class A, Series 1	1,136,259
		3,236,369

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares	Underlying Funds (a) - 89.5% (Continued)	Value

Relative Value Strategies: General - 6.8%
114	Hildene Opportunities Offshore Fund, Ltd., Series 1 August 2008	$623,604
40	Kawa Off-Shore Feeder Fund, Ltd., Ordinary Shares, Lead Series	1,159,469
326	Pine River Fixed Income Fund, Ltd., Class A, Series 1	1,071,832
500	Pine River Fixed Income Fund, Ltd., Class A, Series 60	511,037
		3,365,942

	Total Underlying Funds (Cost $40,983,779)	$44,360,967

Shares	Money Market Funds - 3.8%	Value

8,936	BlackRock Liquidity Funds - T-Fund, Institutional Shares, 0.01% (d)	$8,936
1,892,957	Fidelity Institutional Money Market Fund, 0.13% (d)	1,892,957
	Total Money Market Funds (Cost $1,901,893)	$1,901,893

	Total Investments - 93.3% (Cost $42,885,672) (Note 2)	$46,262,860

	Other Assets in Excess of Liabilities - 6.7%	3,326,991

	Net Assets - 100.0%	$49,589,851

(a)	Underlying Funds include investment funds that are organized outside of the United States and are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (each a "Private Fund") and Private Funds that invest in other investment funds that are not registered under the 1940 Act. All are non-income producing securities.

(b)	Managed by Pluscios Management LLC, an investment sub-adviser to the Fund (a "Sub-Adviser").

(c)	Managed by Meritage Capital, LLC, a Sub-Adviser.

(d)	The rate shown is the 7-day effective yield as of August 31, 2015.

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Unfunded
		Redemption	Redemption	Commitments as of
Value (e)	Strategy	Frequency	Notice (Days)	August 31, 2015

$9,094,027	Event Driven Strategies (f)	Quarterly	60-90	$-

1,758,408	Global Macro Strategies (g)	Monthly	35	-

6,893,500	Long/Short Equity Strategies (h)	Quarterly-	45-95	-
Semi-Annually

20,012,721	Multi Strategies (i)	Monthly-	45-90	-
Quarterly

3,236,369	Relative Value Strategies: Fixed Income	Monthly-	30-90	-
	Hedge and Fixed Income Arbitrage (j)	Quarterly

3,365,942	Relative Value Strategies: General (k)	Monthly-	45-180	-
Quarterly

(e)	Values of Underlying Funds have been estimated using the net asset value per share as of August 31, 2015 (Note 2).

(f)	Event Driven Strategies include strategies that invest in: (1) equity and/or fixed income securities of U.S. and/or foreign issuers based on how certain events such as mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and other similar transactions are expected to affect the value of such securities (Merger/Risk Arbitrage Strategy); and/or (2) equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers (i.e., companies involved in bankruptcy proceedings, financial reorganizations or other similar financial restructurings) (Bankruptcy/Distressed Strategy). These strategies may utilize long and short positions and portfolios typically have a long or short bias. 12% of the value of the Underlying Funds employing these strategies cannot be redeemed within 12 months of purchase without payment of a redemption penalty equal to 3% of the net asset value of the interests being liquidated. The remaining restriction period for these investments is 9 months as of August 31, 2015. 13% of the value of the Underlying Funds employing these strategies cannot be redeemed within 12 months of purchase without a payment of a redemption penalty equal to 5% of the net asset value of the interests being liquidated. The remaining restriction period for these investments is 12 months as of August 31, 2015. 12% of the value of the Underlying Funds employing these strategies can be redeemed with no restrictions but are subject to a 25% quarterly investor level gate as of August 31, 2015. The remaining Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

(g)	Global Macro Strategies include strategies that: (1) invest across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments; and/or (2) trade futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, as well as financial assets such as government bonds, equity market indices and currencies to take advantage of investment opportunities in the global equity, fixed income, currency and commodity markets (Managed Futures Strategy). Long and short positions may be utilized. 100% of the value of the Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

(h)	Long/Short Equity Strategies include strategies that purchase and sell short equity securites of U.S. and foreign issuers. Investments may focus on specific regions, sectors or types of equity securities. Long and short positions may not be invested in equal amounts and, as such, may not seek to neutralize general market risk. Portfolios typically have a long or short bias. 100% of the value of the Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

(i)	Multi Strategies include strategies that dynamically allocate capital among several different strategies typically employed by unregistered (private) funds (i.e. Relative Value Strategies (see (k) below), Long/Short Equity Strategies (see (h) above) and Global Macro Strategies (see (g) above)). 2% of the value of the Underlying Funds employing these strategies cannot be redeemed within 12 months of purchase without payment of a redemption penalty of 4% of the net asset value of the interests being liquidated, subject to a quarterly 25% investor level gate. The remaining restriction period for these investments ranges between 6 and 8 months as of August 31, 2015. 19% of the value of the Underlying Funds employing these strategies can be redeemed with no restrictions but are subject to a quarterly 25% investor level gate as of August 31, 2015. The remaining Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

(j)	Relative Value Strategies: Fixed Income Hedge and Fixed Income Arbitrage include strategies that: (1) generally purchase fixed income securities of U.S. and foreign issuers including corporations, governments and financial institutions as well as mortgage-related securities that are perceived to be undervalued and sell short such fixed income securities that are perceived to be overvalued (Fixed Income Hedge Strategy); and/or (2) purchase and sell short fixed income securities issued by U.S. and/or foreign issuers such as banks, corporations, governments and financial institutions as well as mortgage-backed securities to capitalize on perceived pricing discrepancies within and across types of fixed income securities (Fixed Income Arbitrage Strategy). 8% of the value of the Underlying Funds employing these strategies cannot be redeemed within 12 months of purchase without payment of a redemption penalty equal to 2% of the net asset value of the interests being liquidated. The remaining restriction period for these investments is 6 months as of August 31, 2015. 33% of the value of the Underlying Funds employing these strategies cannot be redeemed within 12 months of purchase without payment of a redemption penalty equal to 3% of the net asset value of the interests being liquidated, subject to a quarterly 25% investor level gate. The remaining restriction period for these investments ranges between 3 and 6 months as of August 31, 2015. The remaining Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

(k)	Relative Value Strategies: General include strategies that: (1) employ Fixed Income Hedge or Fixed Income Arbitrage Strategies (see (j) above); and/or (2) simultaneously purchase convertible securities of U.S. and foreign issuers and then sell short the corresponding underlying common stocks (or equivalent thereof) to capitalize on perceived pricing discrepancies between the convertible securities and the underlying common stocks (Convertible Arbitrage Strategy). 47% of the value of the Underlying Funds employing these strategies can be redeemed with no restrictions, but are subject to a 25% quarterly investor level gate as of August 31, 2015. The remaining Underlying Funds employing these strategies can be redeemed with no restrictions as of August 31, 2015.

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2015

ASSETS
Investments in securities:
At acquisition cost	$42,885,672
At value (Note 2)	$46,262,860
Cash	177
Receivable for investment securities sold	66,158
Due from broker	3,357,403
Dividends receivable	189
Other assets	16,507
Total assets	49,703,294

LIABILITIES
Payable to Adviser (Note 4)	92,528
Accrued fund services fees (Note 4)	4,900
Other accrued expenses	16,015
Total liabilities	113,443

NET ASSETS	$49,589,851

NET ASSETS CONSIST OF:
Paid-in capital	$49,646,996
Accumulated net investment loss	(3,533,357)
Accumulated net realized gains from security transactions and futures contracts	99,024
Net unrealized appreciation on investments	3,377,188

NET ASSETS	$49,589,851

UNITS OUTSTANDING (1,000,000 units authorized, $100.00 par value)	485,478

NET ASSET VALUE PER UNIT (Note 2)	$102.15

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2015

INVESTMENT INCOME
Dividends	$1,909

EXPENSES
Investment adviser fees (Note 4)	551,771
Professional fees	77,006
Fund services fees (Note 4)	58,244
Trustees' fees and expenses (Note 4)	34,112
Custodian fees	23,532
Insurance expense	20,494
Registration and filing fees	4,382
Other expenses	3,465
Total expenses	773,006

NET INVESTMENT LOSS	(771,097)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains from:
Security transactions	276,751
Futures contracts (Notes 2 and 5)	685,319
Net change in unrealized appreciation/depreciation on:
Investments	358,573
Futures contracts (Notes 2 and 5)	(45,900)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES CONTRACTS	1,274,743

NET INCREASE IN NET ASSETS FROM OPERATIONS	$503,646

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	August 31,	August 31,
	2015	2014
FROM OPERATIONS
Net investment loss	$(771,097)	$(578,383)
Net realized gains from security transactions and futures contracts	962,070	1,422,096
Net change in unrealized appreciation/depreciation on investments
and futures contracts	312,673	2,977,160
Net increase in net assets from operations	503,646	3,820,873

DISTRIBUTIONS TO UNITHOLDERS (Note 2)
In excess of net investment income	(1,860,014)	(663,788)
From net realized gains from security transactions	(1,914,194)	-
Decrease in net assets from distributions to unitholders	(3,774,208)	(663,788)

CAPITAL UNIT TRANSACTIONS
Sale of units	191,000	31,909,000
Net asset value of units issued in reinvestment of
distributions to unitholders (Notes 2 and 6)	3,774,208	663,788
Increase in net assets from capital unit transactions	3,965,208	32,572,788

NET INCREASE IN NET ASSETS	694,646	35,729,873

NET ASSETS
Beginning of year	48,895,205	13,165,332
End of year	$49,589,851	$48,895,205

ACCUMULATED NET INVESTMENT LOSS	$(3,533,357)	$(1,273,194)

UNIT TRANSACTIONS
Sale of units	1,841	309,300
Units reinvested	36,980	6,497
Increase in units outstanding	38,821	315,797
Units outstanding at beginning of year	446,657	130,860
Units outstanding at end of year	485,478	446,657

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
STATEMENT OF CASH FLOWS
For the Year Ended August 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations		$503,646
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activites:
Net realized gains from security transactions	$(276,751)
Purchase of long-term investments	(4,367,000)
Proceeds from sales of investment securities	4,099,114
Net sale of short-term investments	853,906
Net change in unrealized appreciation on investments	(358,573)
Net change in unrealized depreciation on futures contracts	45,900
(Increase) decrease in operating assets:
Margin deposits for futures contracts	2,672,096
Due from broker	(3,357,403)
Dividends receivable	(90)
Other assets	(3,515)
Increase (decrease) in operating liabilitites:
Payable to Adviser	2,777
Accrued Trustees' fees and expenses	(5,000)
Accrued fund services fees	210
Other accrued expenses	(140)
Total adjustments		(694,469)

NET CASH USED IN OPERATING ACTIVITIES		(190,823)

CASH FLOWS FROM FINANCING ACTIVITIES
Receipt of proceeds from units sold, net	191,000
NET CASH PROVIDED BY FINANCING ACTIVITIES		191,000

NET INCREASE IN CASH		$177
Cash, beginning of year		-
Cash, end of year		$177

Non-cash financing activities not included herein consist of reinvestment of distributions to unitholders of $3,774,208.

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
FINANCIAL HIGHLIGHTS
Per Unit Data for a Unit Outstanding Throughout Each Period

	Year	Year	Period
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2015	2014	2013 (a)

Net asset value, beginning of period	$109.47	$100.61	$100.00

Income (loss) from investment operations:
Net investment loss (b)	(1.63)	(1.67)	(0.27)
Net realized and unrealized gains on investments and futures contracts	2.76	13.14	0.88
Total from investment operations	1.13	11.47	0.61

Less distributions:
In excess of net investment income	(4.16)	(2.61)	-
From net realized gains from security transactions	(4.29)	-	-
Total distributions	(8.45)	(2.61)	-

Net asset value, end of period	$102.15	$109.47	$100.61

Total return (c)	1.04%	11.59%	0.61%	(d)

Ratios/supplementary data:
Net assets at end of period (000's omitted)	$49,590	$48,895	$13,165

Ratios to average net assets:
Net investment loss (e)	(1.55%)	(1.57%)	(1.59%)	(f)
Total expenses (e) (g)	1.55%	1.73%	2.46%	(f)
Net expenses (e)	1.55%	1.58%	1.60%	(f)
Portfolio turnover rate	10%	0%	0%

(a)	Represents the period from the commencement of operations (July 1, 2013) through August 31, 2013.

(b)	Calculated based on average units outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gain distributions are reinvested in units of the Fund. The returns shown do not reflect the deduction of taxes a unitholder would pay on Fund distributions, if any, or the redemption of Fund units.

(d)	Not annualized.

(e)	Does not include the expenses of the Underlying Funds in which the Fund invests.

(f)	Annualized.

(g)	Reflects the expense ratio prior to any advisory fee reductions and /or expense reimbursements (Note 4).

See accompanying notes to financial statements.

FSI LOW BETA ABSOLUTE RETURN FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2015

1. Organization

The FSI Low Beta Absolute Return Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust on August 3, 2012. The Fund is authorized to issue 1,000,000 units at the net asset value per unit. The Fund’s investment objective is to seek attractive risk-adjusted rates of return, “Alpha,” with a risk profile and volatility similar to that of the Barclays U.S. Aggregate Bond Index. On April 19, 2013, the Fund was initially seeded through the sale of 1,000 units for $100,000 to Gary W. Gould, Managing Principal of Financial Solutions, Inc. and Principal Executive Officer and Trustee of the Fund. The Fund commenced operations on July 1, 2013.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Security Valuation – The Fund computes its net asset value as of the last business day of each month. In determining its net asset value, the Fund values its investments as of such month-end. The Board of Trustees (the “Board”) has approved procedures pursuant to which the Fund’s Valuation Committee will value the Fund’s investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time that the Valuation Committee values the Underlying Fund. In the unlikely event that an Underlying Fund does not report a month-end value to the Fund on a timely basis, the Valuation Committee would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any value reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date the Valuation Committee values the Underlying Fund. Consistent with the Fund’s valuation procedures, futures contracts which are traded on a commodities exchange are valued at their closing settlement price on the exchange on which they are primarily traded and over-the-counter futures contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities as determined by the Valuation Committee in accordance with the Fund’s valuation procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FASB recently issued Accounting Standards Update 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), which clarifies how investments valued using the net asset value (“NAV”) practical expedient within the fair value hierarchy should be classified. ASU 2015-07 exempts investments measured using the NAV practical expedient from categorization within the fair value hierarchy. ASU 2015-07 requires retrospective application to all periods presented and is effective for fiscal years beginning after December 15, 2015. Early adoption is permitted and therefore the Fund elects to adopt ASU 2015-07 with respect to these financial statements.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of August 31, 2015:

		Fair Value Measurements at the End of the Reporting Period Using

	8/31/2015	Level 1	Level 2	Level 3
Investments in Securities:
Underlying Funds *
Event Driven Strategies	$9,094,027	$-	$-	$-
Global Macro Strategies	1,758,408	-	-	-
Long/Short Equity Strategies	6,893,500	-	-	-
Multi Strategies	20,012,721	-	-	-
Relative Value Strategies: Fixed Income	3,236,369	-	-	-
Hedge and Fixed Income Arbitrage
Relative Value Strategies: General	3,365,942	-	-	-
Money Market Funds	1,901,893	-	1,901,893	-

Total	$46,262,860	$-	$1,901,893	$-

*	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy in accordance with ASU 2015-07.

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NOTES TO FINANCIAL STATEMENTS (Continued)

As of August 31, 2105, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Unit Valuation – The NAV per unit of the Fund is calculated monthly by dividing the total value of the Fund’s assets, less liabilities, by the number of units outstanding. The offering price and redemption price per unit of the Fund is equal to the NAV per unit.

Investment Income – Dividend income is recorded on the ex-dividend date.

Security Transactions – Investment transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Unitholders – Distributions to unitholders arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Dividends and distributions to unitholders are recorded on the ex-dividend date. The tax character of distributions paid to unitholders during the years ended August 31, 2015 and 2014 was as follows:

	Ordinary	Long-Term
Years Ended	Income	Capital Gains	Total

August 31, 2015	$2,631,168	$1,143,040	$3,774,208

August 31, 2014	$663,788	$-	$663,788

Futures Contracts – The Fund invests in U.S. Treasury futures to provide exposure to the market value change of a high quality fixed income portfolio and to seek to mitigate volatility attributable to investments in the Underlying Funds. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit with the futures commission merchant an amount of cash or qualifying securities currently ranging from 5% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. If any, the initial margin deposits for futures contracts and the variation margin receivable or payable are reported on the Statement of Assets and Liabilities. Additionally, the Fund is required to maintain, on a daily basis, cash or liquid securities in an amount equal to the current market value of the futures in which it invests minus any amounts paid to brokers toward such position.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Income Tax – The Fund has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2015:

Tax cost of portfolio investments	$46,824,694
Gross unrealized appreciation	$-
Gross unrealized depreciation	(561,834)
Net unrealized depreciation	(561,834)
Undistributed ordinary income	443,531
Undistributed long-term capital gains	61,158
Accumulated deficit	$(57,145)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies (“PFICs”).

For the year ended August 31, 2015, the Fund reclassified $370,948 of realized gains from security transactions against accumulated net investment loss on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per unit and are due to gains recognized on holdings classified as PFICs.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended August 31, 2013 through August 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended August 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $4,367,000 and $4,165,272 respectively.

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NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties and Other Service Providers

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Financial Solutions, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.11% of the Fund’s average monthly net assets and pays any sub-advisory fees out of the fees it receives.

Prior to April 30, 2015, the Adviser had contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual operating expenses (after fee reductions and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of business) did not exceed an amount equal to 1.60% of the Fund’s average monthly net assets. During the year ended August 31, 2015, there were no advisory fee reductions or expense reimbursements by the Adviser.

Any previous advisory fee reductions and Fund operating expenses reimbursed by the Adviser are subject to repayment by the Fund for a period of three fiscal years following the end of the fiscal year in which such reduction or reimbursement was incurred, provided that the repayments do not cause the Fund’s current expenses to exceed the expense limit in effect at the time of the reduction or reimbursement. As of August 31, 2015, the Adviser may in the future recover advisory fee reductions totaling $68,397. The Adviser may recover a portion of this amount no later than the dates as stated below:

August 31, 2016	August 31, 2017
$15,222	$53,175

SUB-ADVISERS
Meritage Capital, LLC (“Meritage”) and Pluscios Management LLC (“Pluscios”) serve as sub-advisers to the Fund. The Adviser pays Meritage and Pluscios any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. Prior to April 30, 2015, Meritage and Pluscios had each executed an agreement with the Adviser under which each agreed under certain circumstances to waive a portion of its sub-advisory fees payable to it by the Adviser (each a “Sub-Advisory Waiver Agreement”). Each Sub-Advisory Waiver Agreement provided that the applicable sub-adviser would waive its annual contractual fee in an amount equal to the value of any annual advisory fee reductions and/or Fund expense reimbursements by the Adviser (as a percentage of the annual advisory fee) under the Adviser Waiver Agreement (the “Advisor Waiver”) up to a maximum of 50% of the sub-adviser’s annual contractual fee through April 30, 2015 (each a “Sub-Adviser Waiver”). Pursuant to each Sub-Advisory Waiver Agreement, if the Adviser recoups all of the Adviser Waiver for any period permitted under the Adviser Waiver (the “Recoupment Period”), the Adviser shall use that recoupment to reimburse a Sub-Adviser in an amount equal to its Sub-Adviser Waiver for the Recoupment Period. If the amount of the recoupment paid by the Fund is less than the Adviser Waiver for the Recoupment Period, the Adviser shall reimburse the Sub-Adviser in an amount equal to the Sub-Advisory Waiver for the Recoupment Period multiplied by the ratio of the recoupment amount to the Adviser Waiver.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Meritage and Pluscios serve as investment managers of Centennial Global Macro Fund Segregated Portfolio, Series D and Pluscios Offshore Fund, SPC, Class F, respectively. The Fund maintained investment interests in these Underlying Funds during the year ended August 31, 2015. During the year ended August 31, 2015, the Fund’s purchases of these Underlying Funds were as follows:

Centennial Global Macro Fund Segregated Portfolio, Series D 0215	$305,000

TRUSTEE COMPENSATION
Each Trustee who is not an “interested person” of the Fund (“Independent Trustee”) receives annual compensation of $15,000 from the Fund. Prior to November 7, 2014, each Independent Trustee received annual compensation of $10,000. Each Independent Trustee is also reimbursed for travel and related expenses incurred in attending Board meetings. No officer of the Fund is compensated by the Fund.

FUND SERVICES
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Ultimus also provides a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions. The Fund pays Ultimus fees in accordance with a Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor is not affiliated with the Adviser or with Ultimus.

5. Derivatives Risk and Transactions

In seeking risk adjusted rates of return, the Fund may invest in U.S. Treasury futures to provide exposure to the market value change of a high quality fixed income portfolio. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment as well as in response to changes in the value of the underlying U.S. Treasury securities. Futures may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Changes in the liquidity of U.S. Treasury futures (i.e., due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) and rising interest rates may cause the value of U.S. Treasury futures to decline.

If the Fund invests in U.S. Treasury futures at inopportune times or the Adviser misjudges market conditions, the Fund’s investment in the U.S. Treasury futures may lower the Fund’s return or result in a loss to the Fund. The Fund could also experience losses if the U.S. Treasury futures do not offset losses incurred by the Fund on its investment in the Underlying Funds or if the Fund is not able to timely liquidate its position in U.S. Treasury futures due to an illiquid secondary market. It is also possible that the U.S. Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

The Fund held no outstanding derivative instruments as of August 31, 2015.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of futures contracts purchased during the year ended August 31, 2015 was $3,735,822.

The Fund’s transactions in derivative instruments during the year ended August 31, 2015 are recorded in the following locations in the Statement of Operations:

Type of Derivative	Location	Net Realized Gains	Location	Net Change in Unrealized Appreciation/ Depreciation
Interest rate contracts – Futures contracts	Net realized gains from futures contracts	$685,319	Net change in unrealized appreciation/depreciation on futures contracts	$(45,900)

6. Offering of Fund Units; Repurchase Offers

Fund units may be purchased by investors who meet certain eligibility requirements set forth in the Fund’s current prospectus as of the first business day of each calendar month; however, Fund units may be offered more or less frequently as determined by the Board in its sole discretion. Fund units are sold at the current NAV per unit. Generally, the minimum initial investment in the Fund is $50,000 and the minimum additional investment is $5,000. The Fund may accept investments for lesser amounts under certain circumstances, including where a unitholder has significant assets under the management of the Adviser or an affiliate and other special circumstances that may arise. There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase units through investment programs such as employee benefit plans. Certain selling broker-dealers and financial advisers may impose higher minimums.

Distributions to unitholders arising from net investment income and net realized gains, if any, are reinvested in full and fractional units at the NAV per unit next determined on the payable date of such distributions unless a unitholder elects to receive the distributions in the form of cash.

Because the Fund is a closed-end fund, unitholders do not have the right to require the Fund to redeem any or all of their units. To provide a limited degree of liquidity to unitholders, the Fund may from time to time offer to repurchase units pursuant to written repurchase offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion, pursuant to written repurchase offers. In determining whether the Fund should offer to repurchase units, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a business day, on the last business day of such calendar quarter). During the year ended August 31, 2015, no units were repurchased by the Fund.

7. Principal Investment Risks

An investment in the Fund should be considered a speculative investment that entails a high degree of risk and units of the Fund are only available for purchase by certain eligible investors. It is possible that an investor may lose money and that the Fund may not achieve its investment objective.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.

The Underlying Funds invest in a variety of different assets and employ a number of different strategies which in turn subject their investors, including the Fund, to certain risks including those associated with: (1) investing in equities, fixed income securities and convertible securities of U.S. and foreign issuers, derivatives, commodities and currencies; (2) participating in short sale transactions; and (3) employing arbitrage and leverage. The Fund may also implement leverage and invest directly in derivatives which will directly expose the Fund to the risks associated with the employment of leverage and investments in derivatives.

The Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so. Fund unitholders do not have the right to require the Fund to redeem or repurchase its units and may not have access to the money they invest for an indefinite period of time. Repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion.

The units are not, and are not expected to be, listed for trading on any securities exchange and, to the Fund’s knowledge, there is no secondary trading market for the units, nor is there expected to be in the future. Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust, as may be amended from time to time. A unitholder should not expect to be able to sell its units regardless of how the Fund performs. Because a unitholder may be unable to sell his units, the unitholder will be unable to reduce its exposure on any market downturn.

For a complete description of the principal risks involved and the eligibility criteria for investors, please refer to the Fund’s current prospectus.

8. Contingencies and Commitments

The Fund indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Unitholders and the Board of Trustees of FSI Low Beta Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of the FSI Low Beta Absolute Return Fund, including the schedule of investments, as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian, individual underlying investment companies and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FSI Low Beta Absolute Return Fund as of August 31, 2015, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 28, 2015

FSI LOW BETA ABSOLUTE RETURN FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-379-7380, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-379-7380, or on the SEC’s website at http://www.sec.gov.

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-379-7380.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund or to hold units of the Fund or an interest in the Fund.  A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered income company organized as a corporation.

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.  The address for each Trustee and officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH  45246.  Each Trustee serves until his or her retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees, or by a vote of a majority of the unitholders at a meeting at which at least two-thirds (2/3) of outstanding units are present.

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Complex Overseen by Trustee
Interested Trustee:
Gary W. Gould* Age: 58	Principal Executive Officer and Trustee since 2011	Managing Principal of Financial Solutions, Inc. from 1998 to present; Corporate Consulting Group, Inc. (an investment advisor) from 1985 to present	1

*	Mr. Gould is considered an “interested person” of the Fund and thus an Interested Trustee because of his position as Managing Principal of Financial Solutions, Inc., the Fund’s investment adviser.

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BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Complex Overseen by Trustee
Independent Trustees:
Carol Befanis O’Donnell Age: 58	Trustee since 2012	Director of Legal and Compliance and Secretary of Dara Capital U.S., Inc. (wealth advisory) from 2013 to present; Special Counsel of Permal Group Inc. from 2008 to 2011; Trustee of The Geiger Trust from 1989 to present; Trustee of The C.G. Tors Irrevocable Trust from 2013 to present; Trustee of Old Beach Trust from 2015 to present	1
William S. Reeser Age: 60	Trustee since 2012	Chief Executive Officer and Chief Investment Officer of the University of Florida Investment Corporation from 2014 to present; Chief Investment Officer of American Lebanese Syrian Associated Charities, Inc. from 2006 to 2014; President of Reeser Advisory Services, Inc. from 1997 to present	1

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BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Theresa M. Bridge Age: 45	Treasurer and Principal Financial Officer since 2015	Vice President - Director of Financial Administration of Ultimus Fund Solutions, LLC (investment company service provider) from 2000 to present
Tina H. Bloom Age: 46	Secretary since 2013	Vice-President - Director of Fund Administration of Ultimus Fund Solutions, LLC from 2006 to present
David R. Carson Age: 57	Chief Compliance Officer since 2013
Vice President - Director of Client Strategies, Ultimus Fund Solutions, LLC from 2013 to present; President of Ultimus Managers Trust from 2013 to Present; Chief Compliance Officer and Anti-Money Laundering Officer of The Huntington Funds (mutual fund) from 2005 to 2013; Chief Operating Officer of The Huntington Funds from 2008 to 2013; Vice President of The Huntington Bank from 2001 to 2013

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-379-7380.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Carol Befanis O’Donnell.  Ms. Befanis O’Donnell is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 and $25,000 with respect to the registrant’s fiscal year periods ended August 31, 2015 and August 31, 2014.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 and $3,000 with respect to the registrant’s fiscal periods ended August 31, 2015 and August 31, 2014. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to the Registrant. Pre-approval of “permissible non-audit services” to the Registrant is not required if: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of expenses paid by the Registrant to the Registrant’s principal accountant during the fiscal year in which such services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee, or its authorized delegates, prior to the completion of the audit.

In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to the Registrant’s investment adviser (other than a Sub-Adviser), or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides on-going services to the Registrant (“Affiliate”), by the Registrant’s principal accountant if the engagement relates directly to the operations and financial reporting of the Registrant. Pre-approval by the Audit Committee of permissible non-audit services rendered to the Registrant’s investment adviser or an Affiliate is not required if the aggregate amount of all such services constitutes no more than 5% of the total amount of expenses paid by the Registrant, the Registrant’s investment adviser and its Affiliates to the Registrant’s principal accountant during the fiscal year in which the permissible non-audit services are provided. The Audit Committee considers whether fees paid by the Registrant’s investment adviser or an Affiliate to the Registrant’s principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal periods ended August 31, 2015 and 2014, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are filed under Item 12(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment adviser and each Sub-Adviser with respect to the Registrant’s assets allocated to each for investment. The proxy voting procedures of the Registrant’s investment adviser and each Sub-Adviser are filed under Items 12(a)(5)-(7).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager and Business Experience. As of the date of the filing of this Report on Form N-CSR, Gary W. Gould is primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Manager”). Mr. Gould has served as Managing Principal of the Adviser for the past fifteen years. Mr. Gould has a BS in Finance from Oklahoma State University. Mr. Gould’s 30+ years of investment advisory experience has included advisory relationships with Fortune 100 companies, Banking, insurance, Endowments and Foundations and High Net Worth clients. Mr. Gould has managed Alpha (attractive risk adjusted rates of return) exposure strategies since October 1, 1998. He has nineteen years of experience utilizing and providing due diligence on individual hedge fund and hedge fund of funds strategies. In addition, Mr. Gould has seventeen years of experience utilizing financial futures to provide beta (market returns) exposure.

(a)(2)	Other Accounts Managed by the Portfolio Manager. The chart below shows the number of other accounts managed by the Portfolio Manager as of August 31, 2015.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Gary W. Gould	0	0	12 ($1,300 million)

No account is charged an advisory fee based on the performance of the account.

The investment activities of the Portfolio Manager with respect to the Registrant and with respect to each other account he manages may give rise to conflicts of interest that may disadvantage the Registrant. For example, the Portfolio Manager manages other accounts with like investment strategies and fees earned by the Portfolio Manager could differ between the Registrant and the other accounts. Thus, the Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments. The Registrant’s investment adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the investment adviser has a policy that seeks to allocate opportunities on a fair and equitable basis and redeem investments proportionally. Although not expected, the Registrant’s investment adviser or a Sub-Adviser may use leverage to increase the amount of the Registrant’s assets and consequently, the advisory fee it receives. As a result, the Registrant’s investment adviser or Sub-Adviser is paid more if it uses leverage which creates an incentive for the investment adviser or Sub-Adviser to use leverage when it may otherwise not be prudent. The Registrant’s investment adviser and a Sub-Adviser also have a corresponding incentive not to deleverage the Registrant when it would otherwise be appropriate to do so.

(a)(3)	Compensation of the Portfolio Manager. During the Reporting Period, the Portfolio Manager received a salary from the Registrant’s investment adviser and participated in the profitability of the investment adviser based on his ownership of the investment adviser.

(a)(4)	Beneficial Ownership by Portfolio Manager. As of August 31, 2015 the Units owned by the Portfolio Manager had a value in the range of $100,001-$500,000.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant does not accept nominees to the Board of Trustees from unitholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4)	Proxy Voting Procedures of Registrant: Attached hereto

(a)(5)	Proxy Voting Procedures of Financial Solutions, LLC: Attached hereto

(a)(6)	Proxy Voting Procedures of Meritage Capital, LLC: Attached hereto

(a)(7)	Proxy Voting Procedures of Pluscios Management LLC: Attached hereto

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FSI Low Beta Absolute Return Fund

By (Signature and Title)*		/s/ Gary W. Gould
Gary W. Gould, President

Date	November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Gary W. Gould
Gary W. Gould, President

Date	November 6, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	November 6, 2015

*	Print the name and title of each signing officer under his or her signature.